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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                              AIM V.I. VALUE FUND

                       Supplement dated October 21, 1999
                      to the Prospectus dated May 3, 1999
                as supplemented July 1, 1999 and October 1, 1999


The second paragraph under the "INVESTMENT OBJECTIVES AND STRATEGIES: AIM V.I. HIGH YIELD FUND" section on page 2 of the prospectus is deleted and replaced with the following:

                     "The fund seeks to meet this objective by investing at least 65% of the value of its assets in publicly traded, lower-quality debt securities, i.e., "junk bonds." The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund will invest at least 80% of its total assets in debt securities, including convertible debt securities and/or cash or cash equivalents. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities."

The following paragraph is added after the fourth paragraph under the "INVESTMENT OBJECTIVES AND STRATEGIES: AIM V.I. MONEY MARKET FUND" section on page 3 of the prospectus:

                     "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective."